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     As filed with the Securities and Exchange Commission on July 17, 1997.

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): JULY 10, 1997


                            EXCEL REALTY TRUST, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          MARYLAND                      1-12244                 33-0160389
 (State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)


    16955 VIA DEL CAMPO, SUITE 100
        SAN DIEGO, CALIFORNIA                                      92127
(Address of Principal Executive Offices)                        (Zip Code)


                                 (619) 485-9400

              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

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         This Current Report on Form 8-K is filed by Excel Realty Trust, Inc., a
Maryland corporation, in connection with the matters described herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The exhibit listed in the following index relates to the Registration Statement (No. 333-24615) on Form S-3, as amended, of the Registrant and is filed herewith for incorporation by reference in such Registration Statement.

        (c)  Exhibits.

             1.01 Underwriting Agreement dated July 10, 1997 between Excel Realty Trust, Inc. and Salomon Brothers Inc

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 1997                     EXCEL REALTY TRUST, INC.

                                        By: /s/ RICHARD B. MUIR
                                            ----------------------------
                                                Richard B. Muir
                                                Executive Vice President
                                                and Secretary


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                                 EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION                               PAGE
-----------                   -----------                               ----
  1.01           Underwriting Agreement dated July 10, 1997               5
                 between Excel Realty Trust, Inc. and Salomon
                 Brothers Inc